SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

February 17, 2016

Date of Report (Date of Earliest Event Reported)

MediJane Holdings Inc.

 (Exact name of registrant as specified in its charter)

Nevada	333-167275	46-0525378
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2770 Arapahoe Road, Suite 132, PMB 150 Lafayette, CO	80026
(Address of principal executive offices)	(Zip Code)

(855) 933-3499

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On February 17, 2016, the Company returned 40kg, or 80%, of the remaining CBD oil received as part of the original promissory note with Cannavest Corp., as entered into on December 23, 2014.  In return, the outstanding note balance of $1,287,650 will be reduced by 80%, leaving a remaining balance of $257,530 due by June 1, 2016.  The remaining amount will be retired and the note will be retired completely upon the return of the remaining 4kg of CBD oil which is currently held in reserve by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MediJane Holdings Inc.

By:      /s/ Lewis “Spike” Humer

Lewis “Spike” Humer

Interim Chief Executive Officer

Dated:  February 22, 2016

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